UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2007

WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES WMALT SERIES 2007-OC1 TRUST
Issuing Entity
(Exact name of co-registrant as specified in its charter)

WAMU ASSET ACCEPTANCE CORP.
 Depositor
 (Exact name of registrant as specified in its charter)

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Sponsor

333-141255-05

(Commission File Number of Co-Registrant)

333-141255

(Commission File Number of Registrant)

Delaware	20-2258610
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1301 SECOND AVENUE, WMC 3501A
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 500-4418

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01         Financial Statements and Exhibits

                        (a)        Not applicable

                        (b)        Not applicable

                        (c)        Not applicable

                        (d)        Exhibits:

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1	Legality opinion of Orrick, Herrington & Sutcliffe LLP, WMALT 2007-OC1
2	8.1	Tax opinion of Orrick, Herrington & Sutcliffe LLP, WMALT 2007-OC1

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.
Date: May 10, 2007	By:	/s/ Richard Careaga Richard Careaga First Vice President (Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1	Legality opinion of Orrick, Herrington & Sutcliffe LLP, WMALT 2007-OC1
2	8.1	Tax opinion of Orrick, Herrington & Sutcliffe LLP, WMALT 2007-OC1